BRAZOS MUTUAL FUNDS

                        SUPPLEMENT DATED AUGUST 20, 2004
                        TO PROSPECTUS DATED APRIL 1, 2004

                              CLASS B AND II SHARES

CHANGES IN THE MARKET CAPITALIZATION DEFINITION FOR  THE MICRO CAP AND SMALL CAP
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PORTFOLIOS
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      Effective August 20, 2004, the market  capitalization  definition for each of the Micro Cap, Small Cap and Mid Cap Portfolios is modified as provided below.

      MICRO CAP PORTFOLIO

      The following paragraph replaces in its entirety the second paragraph under the heading "INVESTMENT POLICIES AND STRATEGIES" on Page 3 of the
Prospectus:

      For these purposes, a micro cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) less than or equal to $600 million or (2) within the range of companies represented in the lower 50% of the Russell 2000 Growth Index (the "Index") at the time of purchase. The market capitalization of companies in the lower 50% of the Index will fluctuate with changes in market conditions and the composition of the Index. As of July 31, 2004, the largest market capitalization in the lower 50% of the Index was approximately $432 million.

      SMALL CAP PORTFOLIO

      The following paragraph replaces in its entirety the second paragraph under the heading "INVESTMENT POLICIES AND STRATEGIES" on Page 9 of the
Prospectus:

      For these purposes, a small cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $200 million and $2.5 billion or (2) within the range of companies represented in the Index at the time of the Portfolio's investment. The market capitalization of companies in the Index will fluctuate with changes in market conditions and the composition of the Index. As of July 31, 2004, the largest market capitalization of the Index was approximately $1.9 billion.